2. Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Basis of Presentation

(a)	Basis of Presentation

The accompanying consolidated financial statements of the Group are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The realization of assets and the satisfaction of liabilities in the normal course of business are dependent on, among other things, the Company’s ability to operate profitably, to generate cash flows from operations, and to pursue financing arrangements to support its working capital requirements.

The Group has suffered significant recurring losses from operations and operating cash outflows. The Group has incurred a net loss of $90,959 and had operating cash outflow of $3,634 during the year ended December 31, 2017. As of December 31, 2017 the Group had accumulated deficit of $557,844. Working capital deficit (current liabilities less current assets) increased significantly from $176,195 at December 31, 2016 to $254,994 at December 31, 2017.

As of December 31, 2017, the convertible bonds were overdue for repayment (See Note 19). Further, since April 2017 the Group has defaulted repayment for significant amounts of borrowing raised from individual investors through the on-line platform. As of December 31, 2017, principal amounts and interests of approximately $92,769 (RMB 604 million) (See Note 16) in the aggregate were overdue without full payment.

These and other factors disclosed in these financial statements raise substantial doubt as to the Group’s ability to continue as a going concern. Management believes that it has developed a liquidity plan, as summarized below, that, if executed successfully, will provide sufficient liquidity to meet the Group’s obligations for a reasonable period of time.

Disposition of SPI China (HK) Limited

On August 30, 2018, the Group entered into a share purchase agreement (the “SPA”) with Lighting Charm Limited (“Lighting Charm”), an affiliate of Tracy Zhoushan, the spouse of Xiaofeng Peng, the Group’s Chairman of the Board of Directors and Chief Executive Officer. The agreement has been approved by an independent committee of the Group’s Board of Directors. The SPA provides that the Group sold Lighting Charm the 100% equity interest of SPI China (HK) Limited (“SPI China”), which holds all of the Group’s assets and liabilities related to its business in China (the “Acquired Business”). The Acquired Business includes EPC business, PV projects, Internet finance lease related business, and E-commerce in China. Pursuant to the terms of the SPA, the consideration for the Acquired Business to be paid by the Lighting Charm to the Group in cash was US$1.00.

As one of the closing conditions as stated in the SPA, the Group effected an internal restructuring following which SPI China held the Group's subsidiaries in China only, while subsidiaries originally held by SPI China related to the Group’s business outside China were transferred to other subsidiaries of the Group.

In 2017, SPI China incurred a net loss of $62,134. As of December 31, 2017, SPI China had accumulated deficit of $263,204 and working capital deficit of $154,610.

Amendment Agreement of Convertible Bonds

On June 29, 2018, according to the Second Amendment Agreement (See Note 20), the repayment of $20,000 of the principal amount of the convertible bond and interest thereon will be due after December 2019. Pursuant to the new amendment, $15,785 convertible bonds have been reclassified to non-current liabilities as of December 31, 2017.

Furthermore, for the remaining $35,000 convertible bonds, the Group has been proactively and continuously negotiating with the bond holders for a settlement arrangement acceptable by the two parties. Among other options, the Group has been exploring the possibility of a settlement of the outstanding convertible bonds payable through a combination of cash payments and share issuances, and a settlement schedule that would reduce the Group’s cash payment level in the next twelve months.

Working Capital Management

The Group has planned to mobilize the construction of a project in North America of total capacity of 5MW in the first quarter of 2018 and expected to complete the construction and sales of these 5MW project by the third quarter of 2019. The Group has started the engineering design of another North America project of total capacity of 4.7MW in October 2017 and expected to complete the construction and sales of this FIT project by the third quarter of 2019. Both of the two projects are indeed with good value and return, the completion and sales of these projects will expect to bring in significant amount of cash to the company to improve liquidity and capital to reinvest into new Solar projects.

The Group has decided to postpone the planned investments in certain new project assets and has been closely monitoring the level of the Group’s capital spending level until liquidity position has improved. These initiatives aim at preserving cash and generating operating cash flows to enable the Group to repay the borrowings and accounts payable.

Cost Saving Measures

The Group has implemented certain measures with an aim to reduce its operating expenses. Such measures include: 1) strictly controlling and reducing business, marketing and advertising expenses in United States and Australia; 2) relocating certain offices in United States and United Kingdom to save office rental; and 3) lowering the remuneration of the Group’s management team.

While management believes that the measures in the liquidity plan will be adequate to allow the Group to meet its liquidity and cash flow requirements within one year after the date that the financial statements are issued, there is no assurance that the liquidity plan will be successfully implemented. Failure to successfully implement the liquidity plan will have a material adverse effect on the Group’s business, results of operations and financial position, and may materially adversely affect its ability to continue as a going concern. The consolidated financial statements do not include any adjustments related to the recoverability and classification of recorded assets or the amounts and classification of liabilities or any other adjustments that might be necessary should the Group be unable to continue as a going concern.

Principles of Consolidation

(b)	Principles of Consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries, and consolidated VIEs. All material inter-company transactions and balances have been eliminated upon consolidation. For consolidated subsidiaries where the Group’s ownership in the subsidiary is less than 100%, the equity interest not held by the Group is shown as non-controlling interests. The Company accounts for investments over which it has significant influence but not a controlling financial interest using the equity method of accounting. The Company deconsolidates a subsidiary when the Company ceases to have a controlling financial interest in the subsidiary. When control is lost, the parent-subsidiary relationship no longer exists and the parent derecognizes the assets and liabilities of the subsidiary.

Use of Estimates

(c)	Use of Estimates

The preparation of the consolidated financial statements in conformity with US GAAP requires the Group to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting estimates reflected in the Company’s consolidated financial statements include the allowance made for doubtful accounts receivable and other receivable, inventory write-downs, the impairment of finance lease receivables, the estimated useful lives of long-lived assets, the impairment of goodwill, long-lived assets and project assets, fair value of derivative liability, valuation allowance of deferred income tax assets, accrued warranty expenses, percentage-of-completion for revenue recognition, the grant-date fair value of share-based compensation awards and related forfeiture rates, and fair value of financial instruments and assumptions related to the consolidation of entities in which the Company holds variable interests. Changes in facts and circumstances may result in revised estimates. The current economic environment has increased the degree of uncertainty inherent in those estimates and assumptions.

Foreign Currency Translation and Foreign Currency Risk

(d)	Foreign Currency Translation and Foreign Currency Risk

The functional currency of the Company and subsidiaries located in the United States is the United States dollar (“US$” or “$”). The functional currency of the Company’s subsidiaries located in the PRC, Europe, United Kingdom, Japan and Australia are Renminbi (“RMB”), EURO (“EUR”), Pounds(“GBP”), JPY and AUD, respectively. Transactions denominated in foreign currencies are re-measured into the functional currency at the rates of exchange prevailing when the transactions occur. Monetary assets and liabilities denominated in foreign currencies are re-measured into the functional currency at rates of exchange in effect at the balance sheet dates. Exchange gains and losses are included in the consolidated statements of operations.

The Group’s reporting currency is the US$. Assets and liabilities of subsidiaries, whose functional currency is not the US$, are translated into US$ using exchange rates in effect at each period end, and revenues and expenses are translated into US$ at average rates prevailing during the year, and equity is translated at historical exchange rates, except for the change in retained earnings during the year which is the result of the income or loss. Gains and losses resulting from the translations of the financial statements of these subsidiaries into US$ are recognized as other comprehensive income or loss in the consolidated statement of comprehensive loss.

Fair Value of Financial Instruments

(e)	Fair Value of Financial Instruments

The Group estimates fair value of financial assets and liabilities as the price that would be received from the sale of an asset or paid to transfer a liability (an exit price) on the measurement date in an orderly transaction between market participants. The fair value measurement guidance establishes a three-level fair value hierarchy that prioritizes the inputs into the valuation techniques used to measure fair value.

•	Level 1 — Valuation techniques in which all significant inputs are unadjusted quoted prices from active markets for assets or liabilities that are identical to the assets or liabilities being measured.

•	Level 2 — Valuation techniques in which significant inputs include quoted prices from active markets for assets or liabilities that are similar to the assets or liabilities being measured and/or quoted prices for assets or liabilities that are identical or similar to the assets or liabilities being measured from markets that are not active. Also, model-derived valuations in which all significant inputs and significant value drivers are observable in active markets are Level 2 valuation techniques.

•	Level 3 — Valuation techniques in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are valuation technique inputs that reflect the Group’s own assumptions about the assumptions that market participants would use to price an asset or liability.

The Group uses quoted market prices to determine the fair value when available. If quoted market prices are not available, the Group measures fair value using valuation techniques that use, when possible, current market-based or independently-sourced market parameters, such as interest rates and currency rates.

Cash and Cash Equivalents

(f)	Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, cash accounts, interest bearing savings accounts and all highly liquid investments with original maturities of three months or less, and which are unrestricted as to withdrawal and use.

Restricted Cash

(g)	Restricted Cash

Restricted cash represent bank deposits that can’t be withdrawn without prior notice or approval due to legal issues, and bank deposits held as collateral for issuance of notes payable, letters of credit, or bank borrowings. Upon maturity of the notes payable and letters of credit as well as repayment of bank borrowings, the deposits are released and become available for general use by the Group. Restricted cash are reported within cash flows from operating, investing or financing activities in the consolidated statements of cash flows with reference to the purpose of being restricted. Restricted cash, which matures twelve months after the balance sheet date, is classified as non-current assets in the consolidated balance sheets.

Accounts Receivables and Allowance for Doubtful Accounts

(h)	Accounts Receivables and Allowance for Doubtful Accounts

The Group grants open credit terms to credit-worthy customers. Accounts receivable are primarily related to the Group’s EPC contracts. For EPC contracts in the PRC, the Group normally requests a down payment of 3%-10% upon signing of contract, payment of up to 90%-95% in 90 days after connection to the grid and customers’ acceptances of project completion, and the remaining balance of 5%-10% one year thereafter. For EPC projects in other countries, the payment terms were normally negotiated based on achievement of certain contractual milestones as follows: 5% payment upon submittal of engineering documents, 75% payment upon delivery of certain procurements, 10% payment upon completion of construction, and remaining 10% payment 30 days after final completion. Contractually, the Group may charge interest for extended payment terms and require collateral.

The Group maintains allowances for doubtful accounts and for costs and estimated earnings in excess of billings on uncompleted contracts for uncollectible accounts receivable. The Group regularly monitors and assesses the risk of not collecting amounts owed by customers. This evaluation is based upon a variety of factors, including an analysis of amounts current and past due along with relevant history and facts particular to the customer. The Group does not have any off-balance-sheet credit exposure related to its customers. As at December 31, 2017 and 2016, the Group made allowance of $16,508 and $13,337 for costs and estimated earnings in excess of billings on uncompleted contracts.

Notes Receivable

(i)	Notes Receivable

Notes receivable consists of non-interest bearing commercial bank acceptance notes received from EPC customers in China and a 12-year interest-bearing promissory note issued by an EPC customer in 2015. As at December 31, 2017 and 2016, all bank acceptances notes were due for settlement within the next 12 months after the balance sheet date and were classified as current assets on the consolidated balance sheet. The promissory note carries interests at 6% per annum and is settled by pre-determined installments. Installment payments that fall due within 12 months and over 12 months after the balance sheet date are classified as current assets and non-current assets respectively on the consolidated balance sheet. As of December 31, 2017 and 2016, no allowance was made against the notes receivable.

Inventories

(j)	Inventories

Inventories are carried at the lower of cost or market, determined by the first in first out cost method. Provisions are made for obsolete or slow-moving inventories based on management estimates. Inventories are written down based on the difference between the cost of inventories and the market value based upon estimates about future demand from customers, specific customer requirements on certain projects and other factors. Inventory provision charges establish a new cost basis for inventory that subsequently cannot be marked up based on changes in underlying facts and circumstances.

Project Assets

(k)	Project Assets

The Group acquires or constructs PV solar power systems (“project assets”) that are (i) held for development and sale or (ii) held for the Group’s own use to generate income or return from the use of the project assets. Project assets are classified as either held for development and sale or as held for use within property, plant and equipment based on the Group’s intended use of project assets. The Group determines the intended use of the project assets upon acquisition or commencement of project construction.

Classification of the project assets affects the accounting and presentation in the consolidated financial statements. Transactions related to the project assets held for development and sale are classified as operating activities in the consolidated statements of cash flows and reported as sales and costs of goods sold in the consolidated statements of operations upon the sale of the project assets and fulfillment of the relevant recognition criteria. Incidental electricity income generated from the project assets held for development and sale prior to the sale of the projects is recorded in other operating income in the consolidated statement of operations. The project assets held for use are used by the Group in its operations to generate income or a return from the use of the assets. Income generated from the project assets held for use are included in net sales in the consolidated statement of operations. The costs to construct project assets intended to be held for own use are capitalized and reported within property, plant and equipment on the consolidated balance sheets and are presented as cash outflows from investing activities in the consolidated statements of cash flows. The proceeds from disposal of project assets classified as held for own use are presented as cash inflows from investing activities within the consolidated statements of cash flows. A net gain or loss upon the disposal of project assets classified as held for own use is reported in other operating income or expense in the consolidated statement of operation.

Project assets costs consist primarily of capitalizable costs for items such as permits and licenses, acquired land or land use rights, and work-in-process. Work-in-process includes materials and modules, construction, installation and labor, capitalized interests and other capitalizable costs incurred to construct the PV solar power systems.

The project assets held for development and sale are reported as current assets on the consolidated balance sheets when upon completion of the construction of the project assets, the Group initiates a plan to actively market the project assets for immediate sale in their present condition to potential third party buyers subject to terms that are usual and customary for sales of these types assets and it is probable that the project assets will be sold within one year. Otherwise, the project assets held for development and sale are reported as non-current assets.

No depreciation expense is recognized while the project assets are under construction or classified as held for sale.

For project assets held for development and sale, the Group considers a project commercially viable if it is anticipated to be sold for a profit once it is either fully developed or fully constructed. The Group also considers a partially developed or partially constructed project commercially viable if the anticipated selling price is higher than the carrying value of the related project assets plus the estimated cost to completion. The Group considers a number of factors, including changes in environmental, ecological, permitting, market pricing or regulatory conditions that affect the project. Such changes may cause the cost of the project to increase or the selling price of the project to decrease. The Group records an impairment loss of the project asset to the extent the carrying value exceed its estimated recoverable amount. The recoverable amount is estimated based on the anticipated sales proceeds reduced by estimated cost to complete such sales. In 2017, 2016 and 2015, the Group recorded impairment loss of $687, $5,138 and $5,932, respectively, for certain project assets held for development and sale.

In addition to PV solar power systems that are developed for sale or held for the Group’s own use, the Group also invested in several PV solar power projects under engineering, procurement and construction (“EPC”) contracts with third party project owners during the years ended December 31, 2017, 2016 and 2015. In respect of these EPC contracts, there was mutual understanding between the Group and the respective project owners upon the execution of the EPC contracts that the title and ownership of the PV solar power systems would transfer to the Group upon the completion of construction. Management determined that the substance of the arrangements is for the Group to construct the PV solar power systems under the legal title of the project owners with the title and ownership of the systems transferred to the Group upon the construction completion, at which time such title transfer is permitted under local laws. The project assets under construction were pledged to the Group before title transfer. Like normal project assets, classification in consolidated statement of cash flow as investing activities or operating activities for these project assets are based on the intention for own use or sale. Based on the Group’s intention to hold for own use, the projects costs incurred for these EPC contracts are presented as investing activities in the consolidated statement of cash flows. The Group recorded impairment loss for such project assets of $3,354, $8,706 and $10,853 for the years ended December 31, 2017, 2016 and 2015, respectively.

Property, Plant and Equipment

(l)	Property, Plant and Equipment

The Group accounts for its property, plant and equipment at cost, less accumulated depreciation. Cost includes the prices paid to acquire or construct the assets, interest capitalized during the construction period and any expenditure that substantially extends the useful life of an existing asset. The Group expenses repair and maintenance costs when they are incurred. Depreciation is recorded on the straight-line method based on the estimated useful lives of the assets as follows:

Plant and machinery	5 or 6.67 years
Furniture, fixtures and equipment	3 or 5 years
Computers	3 or 5 years
Automobile	3 or 5 years
Leasehold improvements	The shorter of the estimated life or the lease term
PV solar system	17, 20, 25 or 27 years

Intangible Assets Other Than Goodwill

(m)	Intangible assets other than goodwill

Intangible assets consist of customer relationships, patents and software. Amortization is recorded on the straight-line method based on the estimated useful lives of the assets.

Impairment of Long-lived Assets

(n)	Impairment of Long-lived Assets

The Group’s long-lived assets include property, plant and equipment, project assets and other intangible assets with finite lives. The Group evaluates long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset or asset group be tested for possible impairment, the Group first compare undiscounted cash flows expected to be generated by that asset or asset group to its carrying amount. If the carrying amount of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying amount exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary. Any impairment write-downs would be treated as permanent reductions in the carrying amounts of the assets and a charge to operations would be recognized. Impairment losses on project assets of $4,041, $13,844 and $10,853 was recognized for the years ended December 31, 2017, 2016 and 2015, respectively. Impairment loss on property, plant and equipment of $3,808, $12,640 and $nil was recognized for the years ended December 31, 2017, 2016 and 2015, respectively. Impairment loss on intangible assets of $205, $1,235 and $nil was recognized for the years ended December 31, 2017, 2016 and 2015, respectively.

Goodwill

(o)	Goodwill

Goodwill is an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and separately recognized. Goodwill is reviewed for impairment at least annually. In September 2011, the FASB issued ASU 2011-08, Testing Goodwill for Impairment, which provides an entity the option to perform a qualitative assessment to determine whether it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount prior to performing the two-step goodwill impairment test. If this is the case, the two-step goodwill impairment test is required. If it is more-likely-than-not that the fair value of a reporting is greater than its carrying amount, the two-step goodwill impairment test is not required.

If the two-step goodwill impairment test is required, first, the fair value of the reporting unit is compared with its carrying amount (including goodwill). If the fair value of the reporting unit is less than its carrying amount, an indication of goodwill impairment exists for the reporting unit and the entity must perform step two of the impairment test (measurement). Under step two, an impairment loss is recognized for any excess of the carrying amount of the reporting unit’s goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation and the residual fair value after this allocation is the implied fair value of the reporting unit goodwill. If the carrying value of a reporting unit’s goodwill exceeds the implied fair value of goodwill, the Group would record an impairment loss equal to the difference.

See Note 18 “Goodwill and Other Intangible Assets” for additional information on the Group’s goodwill impairment tests.

Product Warranties

(p)	Product Warranties

The Group offers the industry standard warranty up to 25 years for PV modules and industry standard warranty for five to ten years on inverter and balance of system components. Due to the warranty period, the Group bears the risk of extensive warranty claims long after products have been shipped and revenues have been recognized. The Group provides a limited warranty to the original purchasers of its solar modules, inverters and cables for trading business for one to five years, in relation to defects in materials and workmanship. For the Group’s cable, wire and mechanical assemblies business, historically the related warranty claims have not been material. For the Group’s solar PV business, the greatest warranty exposure is in the form of product replacement.

During the quarter ended September 30, 2007 and continuing through the fourth quarter of 2010, the Group installed own manufactured solar panels. Other than this period, the Group only installed panels manufactured by unrelated third parties as well as the Company’s principal shareholder and formerly controlling shareholder, LDK and its subsidiaries (collectively the “LDK Group”). PV construction contracts entered into during the recent years included provisions under which the Group agreed to provide warranties to the customers. The warranty the Group offers to its customers is identical to the warranty offered to the Group by its suppliers, therefore, the Group passes on all potential warranty exposure and claims, if any, with respect systems sold by the Group to its suppliers. Due to the absence of historical material warranty claims and identical warranty terms, the Group has not recorded any additional warranty provision relating to solar energy systems sold since 2011. The warranty exposure before 2011 was estimated based on the Group’s own historical data in combination with historical data reported by other solar system installers and manufacturers.

Income Taxes

(q)	Income Taxes

The Group accounts for income taxes under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recognized if it is more likely than not that some portion, or all, of a deferred tax asset will not be realized.

The Company recognizes in the consolidated financial statements the impact of a tax position, if that position is more likely than not of being sustained upon examination, based on the technical merits of the position. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management presumes that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. In addition, a tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to be recognized in the financial statements. The tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. The Group’s tax liability associated with unrecognized tax benefits is adjusted periodically due to changing circumstances, such as the progress of the tax audits, case law developments and new or emerging legislation. Such adjustments are recognized entirely in the period in which they are identified. The Group records interest and penalties related to an uncertain tax position, if and when required, as part of income tax expense in the consolidated statements of operations. No reserve for uncertainty tax position was recorded by the Group for the years ended December 31, 2017, 2016 and 2015.

Revenue Recognition

(r)	Revenue recognition

Product sales

Revenue on product sales is recognized when there is persuasive evidence of an arrangement, title and risk of ownership have passed (generally upon delivery), the price to the buyer is fixed or determinable and collectability is reasonably assured. The Group makes determination of our customer’s credit worthiness at the time it accepts their initial order. For cable, wire and mechanical assembly sales, there are no formal customer acceptance requirements or further obligations related to our assembly services once the Group ships its products. Costs to ship products to customers are included in cost of sales in the consolidated statement of operations. Customers do not have a general right of return on products shipped therefore the Group makes no provisions for returns.

Construction contracts

Revenue on photovoltaic system construction contracts is generally recognized using the percentage-of-completion method of accounting, unless the Group cannot make reasonably dependable estimates of the costs to complete the contract or the contact value is not fixed, in which case the Group would use the completed contract method. Under the percentage-of-completion method, the Group measures the cost incurred on each project at the end of each reporting period and compares the result against the estimated total costs at completion. The costs incurred for construction contract mainly include the purchase costs of direct materials and solar modules, which are included in assessing percentage-of-completion when they have been permanently placed or affixed to the solar power system as required by engineering designs. The percentage of cost incurred determines the amount of revenue to be recognized. Payment terms are generally defined by the contract and as a result may not match the timing of the costs incurred by the Group and the earnings accrued thereon. Such differences are recorded as costs and estimated earnings in excess of billings on uncompleted contracts (an asset account) or billings in excess of costs and estimated earnings on uncompleted contracts (a liability account). For the years ended December 31, 2017, 2016 and 2015, $nil, $2,369 and $2,161 of progress payments have been netted against unbilled receivable disclosed in the account costs and estimated earnings in excess of billings on uncompleted contracts.

The percentage-of-completion method requires the use of various estimates, including, among others, the extent of progress towards completion, contract revenues and contract completion costs. Contract revenues and contract costs to be recognized are dependent on the accuracy of estimates, including direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and depreciation costs. The Group has a history of making reasonable estimates of the extent of progress towards completion, contract revenues and contract completion costs. However, due to uncertainties inherent in the estimation process, it is possible that actual contract revenues and completion costs may vary from estimates. Under the completed-contract method, contract costs are recorded to a deferred project costs account and cash received are recorded to a liability account during the periods of construction. All revenues, costs, and profits are recognized in operations upon completion of the contract. A contract is considered complete and revenue recognized when all costs except insignificant items have been incurred and final acceptance has been received from the customer and receivables are deemed to be collectible. Provisions for estimated losses on uncompleted contracts, if any, are recognized in the period in which the loss first becomes probable and reasonably estimable. For each of the years ended December 31, 2017, 2016 and 2015, no estimated losses on uncompleted contracts have been recorded.

Sales of project assets

The Group recognizes the revenue for project assets sales with the concurrent sale or the concurrent lease of the underlying land, whether explicit or implicit in the transaction, in accordance with ASC 360-20, Real Estate Sales. For these transactions, the Group has determined that the project asset sale represents the sale of real estate and is therefore subject to the revenue recognition guidance applicable to real estate. A PV solar system is determined to be integral equipment when the cost to remove the equipment from its existing location, ship and reinstall at a new site, including any diminution in fair value, exceeds ten percent of the fair value of the equipment at the time of original installation. Generally, the Group recognizes revenue and profit using the full accrual method once the sale is consummated, the buyer’s initial and continuing investments are adequate to demonstrate its commitment to pay, the receivable from buyer is not subject to any future subordination, and the Group has transferred the usual risk and rewards of ownership to the buyer and does not have a substantial continuing involvement with the project assets.

If the criteria for recognition under the full accrual method are met except that the buyer’s initial and continuing investment is less than the level determined to be adequate, then the Group will recognize revenue using the installment method. Under the installment method, the Group recognizes revenue up to the costs incurred and apportion each cash receipt from the buyer between cost recovered and profit in the same ratio as total cost and total profit bear to the sales value.

If the Group retains some continuing involvement with the project assets and does not transfer substantially all of the risks and rewards of ownership, profit shall be recognized by a method determined by the nature and extent of the continuing involvement, provided the other criteria for the full accrual method are met. In certain cases, the Group may provide the customers guarantees of system performance or uptime for a limited period of time and the Group’s exposure to loss is contractually limited based on the terms of the applicable agreement. In accordance with real estate sales accounting guidance, the profit recognized is reduced by the maximum exposure to loss (and not necessarily the most probable exposure), until such time that the exposure no longer exists.

Other forms of continuing involvement that do not transfer substantially all of the risks and rewards of ownership preclude revenue recognition under real estate accounting and require the Group to account for any cash payments using either the deposit or financing method. Such forms of continuing involvement may include contract default or breach remedies that provide the Group with the option or obligation to repurchase the project assets. Under the deposit method, cash payments received from customers are reported as deferred revenue for the project assets on the consolidated balance sheet, and under the financing method, cash payments received from customers are considered debt and reported as the financing and capital lease obligations on the consolidated balance sheet.

Financial service revenue

The Group records financial services revenue associated with finance leases. The Group records a finance lease receivable and de-recognizes the leased equipment at lease inception. The finance lease receivable is recorded at the aggregate future minimum lease payments, estimated unguaranteed residual value of the leased equipment less unearned income. Residual values, which are reviewed periodically, represent the estimated amount the Group expect to receive at lease termination from the disposition of the leased equipment. Actual residual values realized could differ from these estimates. The unearned income is recognized in Net sales-financial service revenue in the consolidated statements of operations over the lease term, in a manner that produces a constant rate of return on the lease.

The lease receivables expected to be received within one year after the balance sheet date is classified as current finance lease receivable and the lease receivable expected to be received over one year after the balance sheet date is classified as noncurrent finance lease receivable.

As discussed in Note 1 and Note 17, the Group raised funds from individual investors through the on-line platform of Meijv (and Solar Energy prior to March 2016) to purchase solar related products for leasing to third party project developer. Although a tri-party lease agreement is signed among the individual investors, the Group and the third party developer with individual investors as legal lessor and the third party developers as legal lessee, the Group is considered as the accounting lessor in substance because 1) the lease terms, rate of return on the investment funds from individual investors, the initial purchase price and the lease rental of the solar related products payable by the PV developers and the purchase contract of the solar related products entered with manufacturer are negotiated and concluded by the Group without any involvement by the individual investors; and 2) although the Group does not grant redemption right or guarantee repayment in respect of funds provided by individual investors and the return they are entitled to, the Group is expected to repay the funds and return under industry practice in the PRC. Accordingly, the individual investors do not take credit risk in respect of any default payment by the lessee nor risk of claim on the leased assets; 3) the Group is subject to the credit risk as a principal of the lease transaction and exposes to the reputational and business risk to return the funds to the individual investors and assume the title of the leased asset after the lock-up period. In substance, the individual investors provided funds (as lender) to finance the Group (as borrower) for its purchases of the Underlying PV Products for leasing to third party in return for a fixed return. In this regard, lease accounting is adopted with Group as accounting lessor and the third party developer as accounting lessee under finance lease in the Group’s consolidated financial statements upon the inception of the leases.

Since 2017, the third party developers defaulted the payment which indicated that the collectability is not reasonably assured. Accordingly, the Group recognized financial service revenue only when received cash payment from lessees. The Group recognized interest earned on finance leases, for finance lease as “Net sales-financial service revenue” in the amount of $695, $4,387 and $1,486 in 2017, 2016 and 2015, respectively.

In connection with the launch of the above financing and leasing products, the Group issued coupons to certain third party vendors with total face value of $nil, $2,010 and $10,944 for the years ended December 31, 2017, 2016 and 2015. These coupons are freely transferrable between holders but could not be redeemed in cash. Each coupon has an expiry date for redemption. Prior to the expiry date, when the holders subscribe the on-line products through the on-line platform, the holders could redeem the coupons such that the original purchase price to be paid for the on-line products would be reduced by the face value of the coupons.

For the years ended December 31, 2017, 2016 and 2015, coupons totaling $nil, $2,010 and $10,942 were recorded as settlement of those third party vendors’ trade payable balance and were reclassified as other current liabilities when the coupons are received by vendors on the above basis. As of December 31, 2017 and 2016, all coupons issued to these counterparties had been expired or redeemed.

In order to promote the above on-line products on the platform, the Group offered, from time to time, discount from 5% to 20% on the unit value for investment units subscribed by individual investors. The discount offered for on-line products subscribed by individual investors is amortized as interest expense using the effective interest rate method through the end of the lock-up period or maturity date, which is the earliest date that the Group could be required to repay the unit value in respect of the investment made by individual investors. As of December 31, 2017 and 2016, the unamortized discount balances of total discount offered were $nil and $474, respectively. For the years ended December 31, 2017, 2016 and 2015, discount balances of $1,044, $1,151 and $3,163 have been amortized as interest expenses respectively.

Services revenue under power purchase agreements

The Group derives services revenues from PV solar systems held for own use through the sale of energy to grid operators pursuant to terms set forth in power purchase agreements or local government regulations (“PPAs”). The Group has determined that none of the PPAs contains a lease since (i) the purchaser does not have the rights to operate the project assets, (ii) the purchaser does not have the rights to control physical access to the project assets, and (iii) the price that the purchaser pays is at a fixed price per unit of output. Revenue is recognized based upon the output of electricity delivered multiplied by the rates specified in the PPAs, assuming all other revenue recognition criteria are met.

Operation and maintenance service revenue

Operation and maintenance revenue is billed and recognized as services are performed. Costs of these revenues are expensed in the period they are incurred.

Stock-based Compensation

(s)	Stock-based Compensation

The Group’s share-based payment transactions with employees, such as restricted shares and share options, are measured based on the grant-date fair value of the equity instrument issued. The fair value of the award is recognized as compensation expense, net of estimated forfeitures, over the period during which an employee is required to provide service in exchange for the award, which is generally the vesting period.

Derivative Instruments

(t)	Derivative Instruments

The Group enters into derivative financial instrument arising from the business combination of Solar Juice and the investment as mentioned in Note 12 to the consolidated financial statements. The Group recognizes all derivative instruments as either assets or liabilities in the balance sheet at their respective fair values. There’s no derivative instruments as of December 31, 2017 and 2016, and changes in the fair value are recognized as change in fair value of derivative assets/liabilities in consolidated statements of operations.

Capitalized Interest

(u)	Capitalized Interest

The Group’s policy is to capitalize interest cost incurred on debt during the construction of major projects exceeding three months. A reconciliation of total interest cost to “Interest Expense” as reported in the consolidated statements of operations for 2017, 2016 and 2015 is as follows:

	December 31,	December 31,	December 31,
	2017	2016	2015
Interest cost capitalized	$2,478	$2,273	$2,268
Interest cost charged to expense	18,418	9,043	9,275
Total interest cost	$20,896	$11,316	$11,543

Advertising

(v)	Advertising

Advertising costs amounted to $755, $5,206 and $22,448 in 2017, 2016 and 2015, respectively. The Group expenses the costs of producing advertisements as incurred. Regarding the sponsorships of events, the sponsorship amounts are amortized over the period during which the performance under the sponsorship is received.

Commitments and Contingencies

(w)	Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. If a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, is disclosed. Legal costs incurred in connection with loss contingencies are expensed as incurred.

Recently Adopted and Recently Issued Accounting Guidance

(x)	Recently Adopted and Recently Issued Accounting Guidance

In May 2014, the Financial Accounting Standards Board (“FASB”), issued Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers, which requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. ASU 2014-09 will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective. This ASU was originally effective for fiscal years and interim periods beginning after December 15, 2016. In August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers (“ASU 2015-14”), which amends ASU 2014-09 and defers its effective date to fiscal years and interim reporting periods beginning after December 15, 2017. ASU 2015-14 permits earlier application only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The standard allows for either a full retrospective or modified retrospective transition method. In March and April 2016, the FASB issued the following amendments to clarify the implementation guidance: ASU No. 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net) and ASU No. 2016-10 Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing. In September 2017, the FASB issued ASU No. 2017-13, Revenue Recognition (Topic 605), Revenue from Contracts with Customers (Topic 606), Leases (Topic 840), and Leases (Topic 842) adds SEC paragraphs pursuant to an SEC Staff Announcement made at the July 20, 2017 EITF Meeting, which addresses Transition Related to Accounting Standards Updates No. 2014-09, Revenue from Contracts with Customers (Topic 606), and No. 2016-02, Leases (Topic 842). The Group is currently evaluating the impact of adopting ASU 2016-02 and ASU 2018-11 on the Group’s consolidated financial statements.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). Under the new guidance, lessees will be required to recognize the following for all leases (with the exception of short-term leases) at the commencement date: (1) a lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis; and (2) a right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. Under the new guidance, lessor accounting is largely unchanged. Certain targeted improvements were made to align, where necessary, lessor accounting with the lessee accounting model and Topic 606, Revenue from Contracts with Customers. The new lease guidance simplified the accounting for sale and leaseback transactions primarily because lessees must recognize lease assets and lease liabilities. Lessees (for capital and operating leases) and lessors (for sales-type, direct financing, and operating leases) must apply a modified retrospective transition approach for leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements. The modified retrospective approach would not require any transition accounting for leases that expired before the earliest comparative period presented. Lessees and lessors may not apply a full retrospective transition approach. ASU 2016-02 is effective for public companies for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years, with early adoption permitted. In July 2018, the FASB issued Accounting Standards Update (ASU) 2018-11, Lease (Topic 842) Targeted Improvements. The amendments in this Update provide entities with an additional (and optional) transition method to adopt the new leases standard and provide lessors with a practical expedient, by class of underlying asset, to not separate nonlease components from the associated lease component and, instead, to account for those components as a single component if the nonlease components otherwise would be accounted for under the new revenue guidance (Topic 606). The Group is currently evaluating the impact of adopting ASU 2016-02 and ASU 2018-11 on the Group’s consolidated financial statements.

In March 2016, the FASB issued ASU 2016-07, “Investments—Equity Method and Joint Ventures (Topic 323): Simplifying the Transition to the Equity Method of Accounting”, which eliminates the requirement to retrospectively apply the equity method in previous periods. Instead, the investor must apply the equity method prospectively from the date the investment qualifies for the equity method. The amendments in this update are effective for financial statements issued for annual periods beginning after December 15, 2016, and interim periods within those annual periods, with early adoption permitted. The adoption of this guidance is not expected to have a material impact on the Group's consolidated financial condition, results of operations or cash flows.

In March 2016, the FASB issued ASU 2016-09, “Compensation - Stock Compensation (Topic 718),” which simplifies several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. ASU 2016-09 is effective for public companies for fiscal years beginning after December 15, 2016. The Company has adopted the new Update for the year ended December 31, 2017.

In June 2016, the FASB issued ASU 2016-13, “Financial Instruments - Credit Losses (Topic 326).” The amendments in this ASU replace the “incurred loss” methodology for recognizing credit losses with a methodology that reflects expected credit losses and requires consideration of a broader range of information including past events, current conditions and reasonable and supportable forecasts that affect the collectability of reported amounts of financial assets that are not accounted for at fair value through net income, such as loans, certain debt securities, trade receivables, net investment in leases, off-balance sheet credit exposures and reinsurance receivables. Under the current GAAP incurred loss methodology, recognition of the full amount of credit losses is generally delayed until the loss is probable of incurring. Current GAAP restricts the ability to record credit losses that are expected, but do not yet meet the probability threshold. ASU 2016-13 becomes effective for public companies for fiscal years beginning after December 15, 2019. In November 2018, the FASB issued ASU 2018-19, “Codification Improvement to Topic 326, Financial Instruments-Credit Losses”. The Group is evaluating the impact that ASU 2016-13 will have on its consolidated financial statements and related disclosures.

In August 2016, the FASB issued ASU 2016-15, “Classification of Certain Cash Receipts and Cash Payments (Topic 230).” The new guidance is intended to reduce diversity in how certain transactions are classified in the consolidated statement of cash flows. ASU 2016-15 will be effective for public companies for fiscal years beginning after December 15, 2017. The adoption of this guidance is not expected to have a material impact on the Group's consolidated financial condition, results of operations or cash flows.

In October 2016, the FASB issued ASU 2016-16, “Income Taxes (Topic 740), Intra-Entity Transfers of Assets Other Than Inventory.” ASU 2016-16 requires entities to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. Current GAAP prohibits the recognition of current and deferred income taxes for an intra-entity asset transfer until the asset has been sold to an outside party. ASU 2016-16 will be effective for public companies for fiscal years beginning after December 15, 2017. The adoption of this guidance is not expected to have a material impact on the Group's consolidated financial condition, results of operations or cash flows.

In November 2016, the FASB issued ASU No. 2016-18, “Statement of Cash Flows (Topic 230): Restricted Cash”. The guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The standard is effective for fiscal years beginning after December 15, 2017, and interim period within those fiscal years. Early adoption is permitted, including adoption in an interim period. The standard should be applied using a retrospective transition method to each period presented. The adoption of this guidance is not expected to have a material impact on the Group's consolidated financial condition, results of operations or cash flows.

In January 2017, the FASB issued ASU 2017-04, “Goodwill and Other (Topic 350) — Simplifying the Test for Goodwill Impairment.” ASU 2017-04 simplifies the subsequent measurement of goodwill by eliminating Step 2 of the goodwill impairment test. In computing the implied fair value of goodwill under Step 2, an entity had to perform procedures to determine the fair value at the impairment testing date of its assets and liabilities (including unrecognized assets and liabilities) following the procedure that would be required in determining the fair value of assets acquired and liabilities assumed in a business combination. As a result of ASU 2017-04, an entity should perform its goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount and then recognize an impairment charge, as necessary, for the amount by which the carrying amount exceeds the reporting unit’s fair value, not to exceed the total amount of goodwill allocated to that reporting unit. ASU 2017-04 is effective for fiscal years and interim periods within those years beginning after December 15, 2019, and early adoption is permitted for interim or annual goodwill impairment tests performed after January 1, 2017. The adoption of this guidance is not expected to have a material impact on the Group's consolidated financial condition, results of operations or cash flows.

In February 2018, the FASB issued guidance to address the income tax accounting treatment of the tax effects within other comprehensive income due to the enactment of the Tax Cuts and Jobs Act (the “Tax Act”). This guidance allows entities to elect to reclassify the tax effects of the change in the income tax rates from other comprehensive income to retained earnings. The guidance is effective for periods beginning after December 15, 2018 although early adoption is permitted. In March 2018, the FASB issued ASU No. 2018-05, Income Tax (Topic 740) - Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 118. This update adds SEC paragraphs pursuant to the SEC Staff Accounting Bulletin No. 118, which expresses the view of the staff regarding application of Topic 740, Income Taxes, in the reporting period that includes December 22, 2017 - the date on which the Tax Act was signed into law. The Group is currently evaluating the impact of this guidance on its consolidated financial statements.

The Group does not believe other recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the consolidated financial position, statements of operations and cash flows.